================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                (Date of Report)                  APRIL 18, 2006
                (Date of earliest event reported) APRIL 13, 2006


                         NORTHERN BORDER PARTNERS, L.P.
             (Exact name of registrant as specified in its charter)

           DELAWARE                     1-12202                  93-1120873
(State or other jurisdiction of       (Commission               (IRS Employer
        incorporation)                File Number)           Identification No.)

                13710 FNB PARKWAY
                 OMAHA, NEBRASKA                             68154-5200
     (Address of principal executive offices)                (Zip Code)

       Registrant's telephone number, including area code: (402) 492-7300

                                 Not Applicable
          ____________________________________________________________
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

================================================================================

ITEM 8.01 OTHER EVENTS.

On April 18, 2006, Northern Border Partners' policy committee declared the first quarter distribution in the amount of $0.88 per common unit, payable May 15, 2006, to unitholders of record as of April 28, 2006. The distribution is an increase of $0.08 per unit over the previous quarter's distribution. Northern Border Partners issued a press release announcing the distribution declaration, a copy of which is furnished and attached as Exhibit 99.1 hereto and is incorporated herein by reference.

ITEM 7.01 REGULATION FD DISCLOSURE.

On April 13, 2006, ONEOK, Inc. and Northern Border Partners, L.P. issued a joint press release announcing that they will release first-quarter 2006 earnings on May 2, 2006. A joint conference call will be held the following day at 11:00 a.m. Eastern Daylight Time (10:00 a.m. Central Daylight Time). The conference call number is 866-836-4700, pass code 890050. The call will also be carried live at www.oneok.com and www.northernborderpartners.com. A replay of the call will be available on these Web sites for 30 days. A copy of the press release is furnished and attached as Exhibit 99.2 hereto and is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

         Exhibits.

----------------------------------------------------------------------------------------------------------
  EXHIBIT
  NUMBER            DESCRIPTION OF EXHIBIT
----------------------------------------------------------------------------------------------------------
    99.1       Press release issued by Northern Border Partners, L.P. dated April 18, 2006.
----------------------------------------------------------------------------------------------------------
    99.2       Press release issued by ONEOK, Inc and Northern Border Partners, L.P. dated April 13, 2006.
----------------------------------------------------------------------------------------------------------

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        NORTHERN BORDER PARTNERS, L.P.

Date: April 18, 2006                    By: /s/ Jim Kneale
                                            ---------------------------------
                                            Jim Kneale
                                            Executive Vice President and
                                            Chief Financial Officer
                                            (Chief Financial Officer)

                                  EXHIBIT INDEX

----------------------------------------------------------------------------------------------------------
  EXHIBIT
  NUMBER            DESCRIPTION OF EXHIBIT
----------------------------------------------------------------------------------------------------------
    99.1       Press release issued by Northern Border Partners, L.P. dated April 18, 2006.
----------------------------------------------------------------------------------------------------------
    99.2       Press release issued by ONEOK, Inc and Northern Border Partners, L.P. dated April 13, 2006.
----------------------------------------------------------------------------------------------------------